Exhibit 4.2

                    (FORM OF STOCK CERTIFICATE - FRONT SIDE)

NUMBER                                                                    SHARES

                           OSWEGO COUNTY SAVINGS BANK
                                OSWEGO, NEW YORK


$.01 par value common stock -- fully paid and non-assessable

This certifies that Oswego County Bancorp, Inc. is the owner of 100 shares of the common stock of Oswego County Savings Bank (the "Savings Bank"), a stock savings bank organized under the laws of the State of New York.

The shares evidenced by this Certificate are transferable only on the books of the Savings Bank by the holder hereof, in person or by attorney or legal representative, upon surrender of this Certificate properly endorsed.

The interest in the Savings Bank evidenced by this Certificate may not be retired or withdrawn except as provided by the Rules and Regulations of the New York State Banking Department and the Organization Certificate and Bylaws of the Savings Bank, and the capital stock evidenced hereby is not an account of an insurable type and is not insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation or Oswego County Savings Bank.

IN WITNESS THEREOF, the Savings Bank has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused its facsimile seal to be affixed hereto.


Date:


______________________________            ____________________________________
                                          Gregory J. Kreis
Corporate Secretary                       President and Chief Executive Officer


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                                     (SEAL)
                     (FORM OF STOCK CERTIFICATE - BACK SIDE)


         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -         as tenants in common

TEN ENT -         as tenants by the entireties

JT TEN  -         as joint tenants with right of survivorship and not as
                  tenants in common

UNIF GIFT MIN ACT - . . . . . . .Custodian . . . . . . . . .under Uniform Gifts
                        (Cust)                  (Minor)

                         to Minors Act. . . . . . . . .
                                            (State)

         Additional abbreviations may also be used though not in the above list.

         For valued received, _________________________________________
______________________________ hereby sell, assign and transfer unto
_____________________________, ________________ shares of the common stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint _____________________, Attorney, to transfer the said shares on the books of the within named Savings Bank, with full power of substitution.

         Date ___________________

                                                  ______________________________
                                                  Signature

                                                  ______________________________
                                                  Signature